                                                                   EXHIBIT 10.10

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
-------------------------------------------------------------------------------

Warrant No. PD-1                              Date of Issuance: December 7, 2000
80,000 shares

                              XCYTE THERAPIES, INC.

                    SERIES D PREFERRED STOCK PURCHASE WARRANT

        Xcyte Therapies, Inc. (the "Company"), for value received, hereby certifies that Hibbs/Woodinville Associates LLC, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to 80,000 shares of Series D Preferred Stock of the Company ("Preferred Stock"), at a purchase price of $2.78 per share. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.



        1.     EXERCISE.

               (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

               (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

               (c)    NET ISSUE EXERCISE.

                      (i) In lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election on the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or such Registered Holder's duly authorized attorney, in which event the Company shall issue to such Holder a number of shares of Warrant Stock computed using the following formula:

                             X =    Y (A - B)
                                    ---------
                                       A
Where          X = The number of shares of Warrant Stock to be issued to the
                     Registered  Holder.

               Y = The number of shares of Warrant Stock purchasable under this Warrant (at the date of such calculation).

               A = The fair market value of one share of Warrant Stock (at the date of such calculation).

               B = The Purchase Price (as adjusted to the date of such
                     calculation).

                      (ii) For purposes of this Section 1(c), the fair market value of Warrant Stock on the date of calculation shall mean with respect to each share of Warrant Stock:

                             (A) if the exercise is in connection with an
initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the Securities and Exchange Commission, then the fair market value per share shall be the product of (x) the initial "Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Warrant Stock is convertible at the date of calculation;

                             (B) if (A) is not applicable, the fair market value
of Warrant Stock shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors, unless the Company is at such time subject to an acquisition as described in
Section 6(b) below, in which case the fair market value of Warrant Stock shall be deemed to be the value received by the holders of such stock pursuant to such acquisition.

               (d) DELIVERY TO HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                      (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

                      (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) or 1(c) above.

        2. ADJUSTMENTS.

           (a) REDEMPTION OR CONVERSION OF PREFERRED STOCK. If all of the Preferred Stock is redeemed or converted into shares of Common Stock, then this Warrant shall automatically become exercisable for that number of shares of Common Stock equal to the number of shares of Common Stock that would have been received if this Warrant had been exercised in full and the shares of Preferred Stock received thereupon had been simultaneously converted into shares of Common Stock immediately prior to such event, and the Exercise Price shall be automatically adjusted to equal the number obtained by dividing (i) the aggregate Purchase Price of the shares of Preferred Stock for which this Warrant was exercisable immediately prior to such redemption or conversion, by (ii) the number of shares of Common Stock for which this Warrant is exercisable immediately after such redemption or conversion.

           (b) STOCK SPLITS AND DIVIDENDS. If outstanding shares of the Company's Preferred Stock shall be subdivided into a greater number of shares or a dividend in Preferred Stock shall be paid in respect of Preferred Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Preferred Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

           (c) RECLASSIFICATION, ETC. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the Registered Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 2.

           (d) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth
(i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

           (e) ACKNOWLEDGEMENT. In order to avoid doubt, it is acknowledged that the holder of this Warrant shall be entitled to the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Preferred Stock of the Company which occur prior to the exercise of this Warrant, including without limitation, any increase in the number of shares of Common Stock issuable upon conversion as a result of a dilutive issuance of capital stock.

        3. TRANSFERS.

           (a) UNREGISTERED SECURITY. Each holder of this Warrant acknowledges that this Warrant, the Warrant Stock and the Common Stock of the Company have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, any Warrant Stock issued upon its exercise or any Common Stock issued upon conversion of the Warrant Stock in the absence of (i) an effective registration statement under the Act as to this Warrant, such Warrant Stock or such Common Stock and registration or qualification of this Warrant, such Warrant Stock or such Common Stock under any applicable U.S. federal or state securities law then in effect, or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

           (b) TRANSFERABILITY. Subject to the provisions of Section 3(a) hereof, this Warrant and all rights hereunder are transferable to any individual or entity with the consent of the Company, which consent shall not be unreasonably withheld; provided that any assignee shall be bound by the terms hereof. Notwithstanding the foregoing, this Warrant may not be transferred to any individual or entity engaged in any business that competes with any business of the Company, and any purported transfer to a such an individual or entity shall be void. A permitted transfer of this Warrant shall be effected by surrendering the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company. This Warrant may not be transferred in part unless the transferee acquires the right to purchase all of the shares of Warrant Stock hereunder.

           (c) WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

        4. REPRESENTATIONS AND WARRANTIES OF HOLDER. The Registered Holder hereby represents and warrants to the Company as follows:

           (a) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Registered Holder acknowledges that this Warrant is given to the Registered Holder in reliance upon the Registered Holder's representation to the Company, which by its acceptance of this Warrant the Registered Holder hereby confirms, that the Warrant, the Warrant Shares, and the Common Stock issuable upon conversion of the Warrant Shares (collectively, the "Securities") being acquired by the Registered Holder are being acquired for investment for the Registered Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Registered Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Registered Holder further represents that the Registered Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Registered Holder represents that it has full power and authority to enter into this Agreement. The Registered Holder has not been formed for the specific purpose of acquiring any of the Securities.

           (b) DISCLOSURE OF INFORMATION. The Registered Holder has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Securities with the Company's management and has had an opportunity to review the Company's facilities. The Registered Holder understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company's business which it believes to be material.

           (c) RESTRICTED SECURITIES. The Registered Holder understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Registered Holder's representations as expressed herein. The Registered Holder understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Registered Holder must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Registered Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Registered Holder's control, and which the Company is under no obligation and may not be able to satisfy.

           (d) NO PUBLIC MARKET. The Registered Holder understands that no public market now exists for any of the securities issued by the Company, that the Company has made no assurances that a public market will ever exist for the Securities.

           (e) LEGENDS. The Registered Holder understands that the Securities, and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

               (i) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

               (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

           (f) ACCREDITED INVESTOR. The Registered Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Act.

        5. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

        6. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "Expiration Date"): (a) January 20, 2006, (b) within 20 business days of the sale, conveyance or disposal of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or within 20 business days of any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this Section 6(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company, or (c) the closing of a firm commitment underwritten public offering pursuant to a registration statement on FORM S-1 under the Securities Act, the public offering price of which is not less than $4.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and which results in aggregate cash proceeds to the Company of $20,000,000 (net of underwriting discounts and commissions).

        7. NOTICES OF CERTAIN TRANSACTIONS. In case:

           (a) the Company shall take a record of the holders of its Preferred Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

           (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

           (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

           (d) of any redemption of the Preferred Stock or mandatory conversion of the Preferred Stock into Common Stock of the Company, or

           (e) of a public offering described in Section 6(c).

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Preferred Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up, redemption or conversion) are to be determined, or (iii) the expected date on which the closing of a firm commitment underwritten public offering described in Section 6(c) shall occur. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

        8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

        9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered

Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Preferred Stock called for on the face or faces of the Warrant or Warrants so surrendered.

        10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

        11. MAILING OF NOTICES. Any notice required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or sent by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail, as certified or registered mail (airmail if sent internationally), with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and
(b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

        12. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

        13. NO FRACTIONAL SHARES. No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Preferred Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

        14. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

        15. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

        16. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law.

        17. INVESTOR RIGHTS AGREEMENT. The Warrant Stock and any Common Stock issued upon conversion of the Warrant Stock shall be deemed "Registrable Securities" under the Amended and Restated Investor Rights Agreement dated as of May 25, 2000, as amended, between the Company, the Investors identified therein to the fullest extent possible, and the Registered Holder shall be deemed, and become to the fullest extent possible by virtue of the issuance of this Warrant, a "Holder" under said Agreement, entitled to all of the registration and other rights, benefits and privileges accorded "Holders" thereunder to the fullest extent possible, and subject to all obligations, duties and conditions imposed on "Holders" thereunder to the fullest extent possible. The Registered Holder, the Warrant, the Warrant Stock and any common stock issued upon conversion of the Warrant Stock shall be subject to the "market standoff" obligations pursuant to Section 1.14 of said Agreement. The Company's Board of Directors acting pursuant to Section 1.13(ii) of said Agreement shall grant to Registered Holder to the fullest extent possible all registration rights accorded Holders thereunder.

                                      XCYTE THERAPIES, INC.


                                      By
                                        ------------------------------------

                                      Address:    1124 Columbia Street
                                                  Suite 130
                                                  Seattle, WA  98104

                                      Fax Number: (206) 262-0900



                        SIGNATURE PAGE TO XCYTE THERAPIES
                          WARRANT TO PURCHASE SERIES D
                       TO HIBBS/WOODINVILLE ASSOCIATES LLC

                                    EXHIBIT A

                             PURCHASE/EXERCISE FORM


To:     XCYTE THERAPIES, INC.                                    Dated:

        The undersigned, pursuant to the provisions set forth in the attached Warrant No. PD-1, hereby irrevocably elects to (a) purchase _____ shares of the Preferred Stock covered by such Warrant and herewith makes payment of $________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for _______ shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of
Section 1(c) of such Warrant.

        The undersigned further acknowledges that it has reviewed the representations and warranties of the Registered Holder contained in Section 4 of the Warrant and the covenants of the Registered Holder contained in Section 17 of the Warrant, and by its signature below the undersigned hereby makes such representations, warranties and covenants to the Company as of the date hereof.


                              Signature:
                                        -----------------------------

                              Name (print):
                                           --------------------------

                              Title (if applic.)
                                                ---------------------

                              Company (if applic.):
                                                   ------------------

                                    EXHIBIT B

                                 ASSIGNMENT FORM

        FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Series D Preferred Stock covered thereby set forth below, unto:

NAME OF ASSIGNEE            ADDRESS/FAX NUMBER              NO. OF SHARES






Dated:                         Signature:
      ------------------                 ------------------------------

                                         ------------------------------

                                Witness:
                                         ------------------------------